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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) FEBRUARY 22, 2000
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                             BILLING CONCEPTS CORP.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  0-28536                               74-278195
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         (Commission File Number)           (IRS Employer Identification No.)


7411 JOHN SMITH DRIVE, SUITE 200, SAN ANTONIO, TEXAS                 78229
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      (Address of Principal Executive Offices)                    (Zip Code)


                                 (210) 949-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

         On February 22, 2000, Billing Concepts Corp. issued a press release announcing it has increased its investment in Princeton eCom Corporation to approximately 51% from 24%. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibit 99.1 Press Release dated February 22, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BILLING CONCEPTS CORP.

                          By /s/ Michael T. Hynes
                            ----------------------------------------------------
                                 Michael T. Hynes
                                 Vice President, Investor Relations and Treasury


DATE: February 24, 2000





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